SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 1, 2005
Date of report (Date of earliest event reported)

ARCHER-DANIELS-MIDLAND COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-44	41-0129150
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of Principal Executive Offices)	(Zip Code)

(217) 424-5200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Archer-Daniels-Midland Company (the “Company”) reported the sale of its 27.9 million share interest in Tate & Lyle PLC for $271 million. The sale produced an after tax gain of $93 million, or $.14 per share, which will be included in the Company’s results for the fiscal 2005 third quarter ending March 31, 2005. The Company issued a press release relating to this transaction which is furnished as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99 Press Release dated March 7, 2005

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARCHER-DANIELS-MIDLAND COMPANY

Date:   March 7, 2005                        /s/ David J. Smith
                                 David J. Smith
                             Executive Vice President, Secretary and
                             General Counsel

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated March 7, 2005	Filed Electronically